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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 23, 2002

                           Commission File No. 1-13561



                         ENTERTAINMENT PROPERTIES TRUST
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Maryland                               43-1790877
      -----------------                  ---------------------------------
    (State of Formation)                (IRS Employer Identification Number)


      30 West Pershing Road, Suite 201, Kansas City, Missouri          64108
      --------------------------------------------------------------------------
              (Address of principal executive offices)               (Zip Code)


                                 (816) 472-1700
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                  --------------------------------------------
          (Former name or former address, if changed since last report)



         THIS REPORT IS BEING FILED SOLELY FOR THE PURPOSE OF FILING EXHIBIT 1.1 TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-3, REGISTRATION NO. 333-87242.



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         ITEM 7(C) EXHIBITS

           EXHIBIT NO.

               1.1 Form of Underwriting Agreement dated May 23, 2002 among Bear Stearns & Co., Inc., Prudential Securities Incorporated, BB&T Capital Markets, Fahnestock & Co. Inc., Ferris Baker Watts Incorporated and Stifel Nicolaus & Company Incorporated and the issuer for 2,300,000 of the issuer's 9.50% Series A Cumulative Redeemable Preferred Shares, par value $0.01 per share (including 300,000 shares to cover over-allotments)





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENTERTAINMENT PROPERTIES TRUST

Date:  May 28, 2002                 By:  /s/ Fred L. Kennon
     --------------                      ------------------------------------
                                           Fred L. Kennon
                                           Vice President, Treasurer and
                                           Chief Financial Officer


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